SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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ANTS SOFTWARE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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March 14, 2005

To the Shareholders of ANTs software inc.:

          You are cordially invited to the 2005 Annual Meeting of Shareholders, which will be held on April 5, 2005, at 2:00 p.m. local time at the Marriott San Francisco Airport Hotel, 1800 Old Bayshore Highway, Burlingame, California 94010, (650) 692-9100. The company will host a reception for all attendees immediately following the meeting.

          At our meeting, you will be asked to consider and vote upon the following proposals: (i) to elect two Class 2 directors; (ii) to approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan from 5,450,000 to 10,450,000, an additional 5,000,000 shares of Common Stock, and; (3) to ratify the appointment of Burr, Pilger & Mayer, LLP as our independent accountants for the fiscal year ending December 31, 2005.

          Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

          In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card.  Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees.  If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting.

          Whether or not you plan to attend the meeting, you are urged to vote.  Your vote is very important to us and we encourage you to read the proxy statement and vote your shares as soon as possible.  Voting instructions for voting by mail, telephone or Internet are included on the proxy card.

          I look forward to seeing you at the Annual Meeting.

Sincerely

/s/ BOYD PEARCE

Boyd Pearce, Chief Executive Officer

ANTs software inc.
801 Mahler Rd, Suite G
Burlingame, CA 94010

Notice of Annual Meeting of Shareholders
Of ANTs software inc.

                    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTs software inc., a Delaware corporation (the “Company”) will be held on April 5, 2005, at 2:00 p.m. local time at the Marriott San Francisco Airport Hotel, 1800 Old Bayshore Highway, Burlingame, California 94010, (650) 692-9100, to transact the following business:

1.	Elect two Class 2 directors of the Company. Homer G. Dunn and Robert Henry Kite have been nominated to serve until the 2008 Annual Meeting, and until their successors have been elected and qualified;

2.	Approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan from 5,450,000 to 10,450,000, an additional 5,000,000 shares of Common Stock;

3.	Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the calendar year ending December 31, 2005; and

4.	Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                    All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice.  Your board of directors recommends that you vote in favor of the 3 proposals outlined in this Proxy Statement.

                    Your board of directors has fixed the close of business on February 23, 2005 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof.   A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours.  The stock transfer books will not be closed between the record date and the date of the meeting.

                    Your vote is very important, regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please read the attached Proxy Statement and vote via any of the methods described on the proxy card as promptly as possible.  You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

By Order of the Board of Directors

/s/ KENNETH RUOTOLO

Kenneth Ruotolo, Secretary

Burlingame, California

March  14, 2004

ANTs software inc.

PROXY STATEMENT

Annual Meeting of Shareholders
April 5, 2005

          This Proxy Statement is being mailed to shareholders on or around March 14, 2005, in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on April 5, 2005, at 2:00 p.m. local time at the Marriott San Francisco Airport Hotel, 1800 Old Bayshore Highway, Burlingame, California 94010, (650) 692-9100, (the “Annual Meeting”).

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to:

1.	Elect two Class 2 directors;

2.	Approve an amendment to our 2000 Stock Option Plan to increase the shares reserved under the plan from 5,450,000 to 10,450,000, an additional 5,000,000 shares of Common Stock;

3.	Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2005; and

4.	Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

What is the Proxy for, who can vote and how do I vote?

          This proxy statement informs you, the shareholders of the Company, about items that will be voted upon at the Annual Meeting.  The Statement also solicits proxies (a formal way of voting through legal representation) from those shareholders who are unable to attend the Annual Meeting.  The proxy statement was prepared by the management of the Company for its Board of Directors.  The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

The proxy is for voting shares in connection with the Annual Meeting and at any adjournment or postponement of that meeting.  The Annual Meeting will be held on April 5, 2005, at 2:00 p.m., local time, at the Marriott San Francisco Airport Hotel, 1800 Old Bayshore Highway, Burlingame, California 94010.

          You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on February 23, 2005.  On February 23, 2005, there were outstanding 36,559,997 shares of Common Stock.  The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting.  Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

          A list of Shareholders entitled to vote at the Annual Meeting will be available at the Marriott San Francisco Airport Hotel, 1800 Old Bayshore Highway, Burlingame, California 94010, on the date of the Annual Meeting.  This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 801 Mahler Road, Suite G, Burlingame, California during normal business hours.

Can I attend the Annual Meeting?

          Yes.  If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card.  If you are unable to attend the Annual Meeting you may vote by proxy.  The enclosed proxy is solicited by the Company’s Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy.  In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominees for Class 2 director presented by the Board.  You may revoke or change your proxy at any time before it is exercised at the Annual Meeting.  To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company’s address set forth above.  You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

How will votes be counted?

          The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.  If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called “broker non-votes”), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal.  Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

          The two director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 2 directors of the Company.  The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon.  Abstentions will be treated as votes cast against the particular matter being voted upon.

How may I communicate with the Company’s Board of Directors?

          You may send correspondence to the Secretary of the Company, Mr. Kenneth Ruotolo, at 801 Mahler Road, Suite G, Burlingame, CA 94010.  Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

In what ways can I vote?

          You have several options available to vote your shares without attending the Annual Meeting.  You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet.  Please refer to enclosed proxy card for further instructions.

          You can vote by telephone using the telephone number shown on your proxy card.  The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly recorded.  If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker.  Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

          You can vote on the Internet at the web address shown on the enclosed proxy card.  The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares.  It will also confirm that your instructions have been properly received.  If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker.  Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

          If you elect to vote using the Internet you may incur telecommunications and Internet access charges for which you are responsible.

PROPOSAL 1 – ELECTION OF DIRECTORS

          Our Board of Directors currently has seven directors divided into three classes.  Members of each class serve for a three-year term, with one class of directors being elected each year.  The nominees are directors currently designated as Class 2 Directors, whose terms expire at the 2005 Annual Meeting, and upon their respective successors being elected and qualified to serve.  The enclosed proxy cannot be voted for a greater number of persons than two.

          The Board proposes the election of Homer G. Dunn and Robert Henry Kite as Class 2 Directors for a term of three years, expiring at the 2008 Annual Meeting, and until their successors are elected and qualified to serve.  The nominees have indicated to the Company that they will serve if elected.

          Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below.  If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

Nominees for Class 2 Directors

          Class 2 directors generally serve a term of 3 years and until their successors are elected and qualified.  It is anticipated that the Class 2 directors will serve until the annual meeting following the close of the 2007 fiscal year.  The nominees for Class 2 directors are as follows:

Homer G. Dunn, Age 64

          Homer G. Dunn joined the Company’s Board of Directors in January 2001.  Mr. Dunn has almost 35 years of business experience encompassing sales, marketing, product management, and consulting.  At present, he is Chairman and Founder of Evant Inc. (previously NONSTOP Solutions), a leading provider of demand chain optimization technology, information and services solutions to manufacturers, wholesale distributors and retailers.

Robert Henry Kite, Age 50

          Mr. Kite joined the Company’s Board of directors in January 2005.  Since 1981, Mr. Kite has been President and C.O.O. of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, hotel and retail development.  Mr. Kite currently is a member of the Board of Directors of National Energy Group, a publicly traded oil and gas company in Dallas TX; and Locate Plus, a publicly traded internet-accessible database of public information in Boston, Massachusetts.  Mr. Kite is also a director of E2020, a privately held internet education company in Scottsdale, AZ, Financialz, a privately held accounting software company in Tempe, AZ, and Child Help USA, a charitable organization.  Mr. Kite graduated from Southern Methodist University (SMU) in 1977, with Bachelor of Science, Political Science and Psychology Minor in Business.

          A plurality of the votes cast is necessary for the election of a director.

The Board of Directors recommends a vote FOR the nominees listed above.

Class 1 Directors continuing in office

          The term of Class 1 directors expires at the annual meeting following the close of the 2006 fiscal year.  The Class 1 directors and the Class 1 director positions are not up for re-election at this Annual Meeting.

Thomas Holt, Age 59

           Thomas Holt joined the Company’s Board of Directors in November 2000.  Mr. Holt is currently Vice President IT Architecture and Strategy for Lucent’s Services organization.  Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services (“INS”) from May 1997 before its merger with Lucent.  He has also acted as VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

Richard LaBarbera, Age 56

          Richard LaBarbera joined the Company’s Board of directors in November 2004.  Mr. LaBarbera currently serves as an advisor and executive consultant to numerous technology companies including Xinify, Value Stream Group, Front Range Solutions and Echopass.  Previously Mr. LaBarbera was president of Niku Corporation, a leading provider of IT management and governance solutions and winner of the Gartner “Best Vendor” award for excellence in Project Portfolio Management.  Mr. LaBarbera served as Sybase’s senior vice president and general manager for its enterprise solutions division, with direct responsibility for product development, worldwide sales, support, education and global professional services functions.  Prior to Niku, Mr. LaBarbera held positions at IBM, Storage Technology, Siemens/Siemens Pyramid and Amdahl where he served as vice president, worldwide services with responsibility for support, education and consulting services.  Mr. LaBarbera holds an MBA from Georgia State University.

Boyd Pearce, Age 60

          Boyd Pearce joined the Company’s Board of directors in January 2005.  Mr. Pearce also serves as the Company’s President and Chief Executive Officer.  Prior to joining the Company in October 2004, Mr. Pearce was an Independent Consultant from October 2002 through October 2004; Chief Sales and Marketing Officer at CoVia from October 2001 through September 2002; CEO of eSOLD.com from March-September 2001; VP and General Manager USA, Hitachi Data Systems from March 1999 through February 2001.  Mr. Pearce completed a Bachelor of Arts from the University of Kansas in 1967, majoring in Chemistry and Mathematics.  He has also attended executive management programs at Harvard, Dartmouth and Penn State Universities.  Mr. Pearce resigned as the Company’s Chief Operating Officer effective February 1, 2005.

Class 3 Directors continuing in office

          The term of Class 3 director expires at the annual meeting following the close of the 2005 fiscal year.  The Class 3 directors and the Class 3 director positions are not up for re-election at this Annual Meeting.

Francis K. Ruotolo, Age 67

          Francis Ruotolo is Chairman of the Board of the Company.  Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001.  Prior to that time, he was a member of the Board of Advisors.  Most recently, he was a director in the consulting practice of Deloitte & Touche.  Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government.  Mr. Ruotolo was Senior Vice President of Macy’s California for seven years and held the same position at Lord & Taylor in New York.  Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA.  Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company’s Chief Executive Officer effective January 31, 2005.  Mr. Ruotolo is the father of the Corporate Secretary/CFO, Kenneth Ruotolo.

John R. Gaulding, Age 59

          John R. Gaulding joined the Company’s Board of Directors in January 2001.  Mr. Gaulding is a private investor and consultant in the fields of strategy and organization.  He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc.  Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee.  Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.  From 1990-1996, Mr. Gaulding served as President and CEO of ADP’s Claims Solutions Group where he was also a member of the Corporate Executive Committee.  From 1983-1985 Mr. Gaulding was Corporate Vice President, Strategy and Development, also serving on the Corporate Executive Committee of Pacific Telesis, Inc.  From 1985-1990 Mr. Gaulding was President and CEO of Pacific Bell Directory, the yellow pages publishing unit of Pacific Telesis, Inc

Board Committees

          The Board of Directors met nine times during the fiscal year ended December 31, 2004 (the “Last Fiscal Year”).  During the Last Fiscal Year, each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during the term while they were serving as a member.  The members of Board of Directors are encouraged to attend the Company’s annual shareholder meetings.  Two directors attended last year’s annual shareholders’ meeting.

          The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of Thomas Holt and John R. Gaulding.  All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.  John R. Gaulding is the chairperson of the committee.  This committee, among other things, reviews the annual audit with the Company’s independent accountants.  In addition, the audit committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval.  The Audit Committee held two meetings during the Last Fiscal Year.

          The Company also has a Compensation Committee, which was formed in June 2001 and which consists of Homer G. Dunn and John R. Gaulding.  The Compensation Committee, among other things, reviews the compensation policies applicable to our senior officers.  The Compensation Committee held no meetings during the Last Fiscal Year.

          The Company does not have any committees of the Board of directors other than the Audit Committee and the Compensation Committee.

          The Company does not have a Nominating Committee and does not have a Nominating Committee Charter.  All of the members of the Board of Directors (the “Board”) participate in the consideration of director nominees.  All of the directors of the Company, with the exception of Francis K. Ruotolo and Boyd Pearce, are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.  The Board intends to continue to periodically assess whether or not it is appropriate to establish a formal nominating committee in the future.

          The Board identifies nominees by first evaluating the current members of the Board willing to continue in service.  If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, then the Board identifies the desired skills and experience in light of the criteria outlined below.  The Board establishes a pool of potential director candidates from recommendations from the Board, senior management and shareholders.

          The Board reviews the credentials of potential director candidates (including potential candidates recommended by shareholders), conducts interviews and makes formal nominations for the election of directors.  In making its nominations, the Board considers a variety of factors, including the following factors:  integrity, level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company’s current and future business plans, experience with businesses of similar size, all other relevant experience, understanding of the Company’s business and industry diversity, compatibility with existing Board members, and such other factors as the Board deems appropriate in the best interests of the Company and its shareholders.  Proposed nominees are not evaluated differently depending upon who has made the proposal.  The Company has not, to date, paid any third party fee to assist in this process.

          The Company will consider proposed nominees whose names are submitted to the Company’s Secretary by shareholders.  Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting.  The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders.  The Company has not adopted a formal policy because it has not received to date proposals from shareholders recommending director candidates.  The board of directors intends to review periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.

Compensation of Directors

          Directors who are employees of the Company do not receive any compensation for service on the Board.  The Company does not currently pay any cash compensation to non-employee directors.  The Company generally grants options to purchase up to 125,000 shares of Common Stock to its non-employee directors, subject to a two-year vesting schedule. The Company granted options to purchase 230,000 shares of Common Stock to non-employee directors during the fiscal year ended December 31, 2004.

Indemnification Agreements

          We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible judgments and costs which may be brought against them in the course of their service.  Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

PROPOSAL 2 – APPROVAL OF AMENDMENT TO THE 2000 STOCK OPTION PLAN

          On February 7, 2005, our Board of Directors approved, subject to shareholder approval at the Annual Meeting, an amendment to our 2000 Stock Option Plan (the “Plan”) increasing the shares reserved under that Plan by an additional 5,000,000 shares of common stock, from 5,450,000 to 10,450,000 shares.  This amendment is being submitted for approval by the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting.

          The Board believes that stock options are an important component of compensation for employees and that the proposed increase to the shares reserved under the Plan is essential to assure that there will be a sufficient number of shares available to attract and retain the services of individuals we believe will be required for our long-term success.  The Board believes that failure to pass this proposal will put the Company at a disadvantage in competing for and retaining high quality employees.

Background

          The Plan was originally adopted by our Board on April 10, 2000 and approved by the shareholders at the annual meeting held on September 12, 2000.  An amendment to the Plan approved by the Board in March 2001 and approved by the stockholders in April 2001, increased the number of shares of common stock reserved under the Plan from 2,000,000 to 3,950,000 shares.  A further amendment to the Plan was approved by the Board in February 2003 and approved by the stockholders in May 2003, increased the number of shares of Common Stock reserved under the Plan from 3,950,000 to 5,450,000 shares.  The entire text of the Plan, with the proposed 5,000,000 share increase, is attached to this Proxy Statement as Annex A.

Purpose

          The purpose of the Plan is to offer certain employees and consultants of the Company the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company.  Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends.  Options granted under the Plan may be granted either as incentive stock options or as non-statutory stock options, as determined by the Administrator of the Plan at the time of grant of an option.  Options intended to be incentive stock options are subject to the applicable provisions of Section 422 of the Internal Revenue Code and the regulations promulgated thereunder.  Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

Administration

          The Administrator of our Plan is our Board of Directors.  The Administrator generally has the authority, in its discretion to:

(i)	determine the fair market value of the Common Stock at the time of grant;

(ii)	select the consultants and employees to whom Options may, from time to time, be granted;

(iii)	determine whether, and to what extent, Options are granted;

(iv)	determine the number of shares to be covered by each such Option granted;

(v)	approve the terms of agreements used under the Plan;

(vi)	determine the terms and conditions, not inconsistent with the terms of the Plan, of each Option granted;

(vii)	determine whether and under what circumstances an Option may be settled in cash or shares of Common Stock owned by the optionee;

(viii)	reduce the exercise price of any Option to the then current fair market value; and

(ix)	construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

Eligibility

          Under the Plan, incentive stock options may be granted only to employees.  Non-statutory stock options may be granted to employees and consultants.  An employee or consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.  “Consultant” under the Plan means any person other than an employee who is engaged to render consulting or advisory services and is compensated for such services, including a non-employee director.

Term

          The Plan became effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated under its provisions.  The term of each stock option granted under the Plan shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an incentive stock option granted to an optionee who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the option shall not exceed five (5) years from the date of grant thereof.

Option Exercise Price

          The per share exercise price for the shares to be issued pursuant to exercise of a stock option shall be such price as is determined by the Board, but in the case of:

          (i)          an option granted to an employee who, at the time of the grant of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per share exercise price shall be not less than 110% of the fair market value per share on the date of grant.

          (ii)          an incentive stock option granted to any employee other than an employee described in the preceding paragraph, the per share exercise price shall be not less than 100% of the fair market value per share on the date of grant.

          (iii)          a non-statutory stock option granted to any consultant or employee, the per share exercise price shall be not less than 85% of the fair market value per share on the date of grant.

Exercise of Options

          Any stock option granted under the Plan shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the optionee, but in no event shall an option or the shares purchased thereunder vest at a rate of less than 20% per year.  Under the Plan a stock option may not be exercised for a fraction of a share.

Termination of Services

          Upon termination of an optionee’s continuous status as an employee or consultant, as defined in the Plan (“Continuous Status”), other than upon the optionee’s death or disability, the optionee may exercise his or her option, but only within three (3) months following such termination of the optionee’s Continuous Status as an employee or consultant, and only to the extent that the option was vested at the date of termination (but in no event later than the expiration of the term of such option as set forth in the notice of grant).

          To the extent that the optionee is not vested in the option at the date of termination of the optionee’s Continuous Status as an employee or consultant, or if the option is not exercised within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.  However, in the event of termination of an optionee’s Continuous Status as an employee or consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate then, in any such event, his or her option shall terminate and cease to be exercisable immediately upon (i) the termination of the optionee’s Continuous Status as an employee or consultant, (ii) such unauthorized disclosure or use of confidential or secret information, or (ii) the attempt thereat.

          In the event of termination of an optionee’s Continuous Status as an employee or consultant as a result of his or her disability, the optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her option as set forth in the notice of grant), exercise the option to the extent the option was vested on the date of such termination.  To the extent the optionee is not entitled to exercise the option on the date of termination, or if the optionee does not exercise the option to the extent so entitled within the time specified herein, the option shall terminate, and the shares covered by the option shall revert to the Plan.

          In the event of the death of an optionee while an employee or consultant, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her option as set forth in the notice of grant), by the optionee’s estate or by a person who has acquired the right to exercise the option by bequest or inheritance, but only to the extent that the option was vested at the date of death.  To the extent that optionee is not vested in the option at the date of death, or if the option is not exercised within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the Plan.

Corporate Transaction

          In the event of a “Corporate Transaction” as defined below, each outstanding stock option shall confer the right to purchase or receive, for each optioned share subject to the option immediately prior to such Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received or receivable by holders of common stock of the Company in connection with such Corporate Transaction.  In the event that the successor corporation refuses to confer such right, the optionee shall fully vest in the option.  If a stock option becomes fully vested pursuant to the preceding sentence, the Administrator shall notify the optionee that the option shall be fully vested for a period of time not less than fifteen (15) days from the date of such notice, and the stock option shall terminate upon the expiration of such period.

          A Corporate Transaction for the purposes of the Plan means (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company’s incorporation, (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, or (iii) any reverse merger in which the Company remains the surviving entity following its acquisition by another enterprise.

Amendment of the Plan

          The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made without his or her consent.

Federal Tax Consequences

          Options granted under the Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to satisfy such requirements and do not have he benefits of incentive stock options.  The Federal income tax treatment for the two types of options differs as follows:

          Incentive Stock Options

          When a stock option complies with incentive stock option requirements, no taxable income is recognized by the optionee at the time of the option grant, no taxable income is recognized on vesting of the stock option, and no taxable income is generally recognized at the time the option is exercised.  The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

          For Federal income tax purposes, dispositions are divided into two categories:  (i) qualifying and (ii) disqualifying.  A qualifying disposition of the purchased shares will occur if the sale or disposition is made more than two years after the date the option for the shares was granted and more than one year after the date that the option was exercised for the particular shares involved in the sale or disposition.  Unless both of those requirements are satisfied, a disqualifying disposition of the purchased shares will result.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company should be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for such shares.  In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

          Non-Statutory Options

          No taxable income is recognized by an optionee upon the grant of a non-statutory option unless the stock option is exercisable at below the then current fair market value.  Unless the shares are subject to a substantial risk of forfeiture, the optionee will generally recognize ordinary income when the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price.

          If the shares acquired upon exercise of a non-statutory option are subject to a substantial risk of forfeiture at the time of exercise, then the optionee will generally not recognize taxable income at the time the option is exercised.  If the only substantial risk of forfeiture is the vesting requirement for the optionee, as the shares vest the optionee will have to report as ordinary income an amount equal to the excess of (a) the fair market value of the shares on the vesting date over (b) the exercise price paid for the shares.  The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise the difference between the fair market value of the purchased shares on the date of exercise, (determined as if the unvested shares were not subject to the Company’s repurchase right) and the exercise price paid for those shares.  If the an election is made under Section 83(b) to be taxed prior to lapse of the substantial risk of forfeiture, the optionee will recognize gain, if any, at the time of the proper filing of the election, and will not recognize any additional income as and when the shares vest.

          The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee in connection with the exercise of a non-statutory stock option.  In such event, the deduction will generally be allowed for the Company’s taxable year in which the ordinary income is recognized by the optionee.

Shareholder Approval

          The affirmative vote of a majority of the shares represented and voting at the Annual Meeting is required for approval of the proposed 5,000,000 share increase in the Plan.  If shareholder approval is not obtained, then any options granted which include any of the 5,000,000 share increase will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on such increased number of shares.  However, the Plan will continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Plan as in effect prior to the proposed 5,000,000 share increase.

The Board of Directors recommends a vote FOR Proposal Number 2.

PROPOSAL 3  – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          Burr, Pilger & Mayer, LLP has been selected by the Audit Committee to serve as the Company’s independent accountants for the current fiscal year.  The Company is asking you to ratify the selection of Burr, Pilger & Mayer, LLP as the Company’s independent accountants.  In the event that holders of a majority of the outstanding shares fail to ratify the selection of Burr, Pilger & Mayer, LLP, the Company will reconsider such selection, but may still select Burr, Pilger & Mayer, LLP as independent public accountants for the Company.

          Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Auditor’s Fees

          The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in its quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

For the fiscal year ended December 31, 2003: $33,000
Expected billing for the fiscal year ended December 31, 2004: $34,500

Audit-Related Fees

          Audit-Related Fees include review of interim financial statements, Form 10-QSB and related financial information. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees” are as follows:

For the fiscal year ended December 31, 2003: $14,390
For the fiscal year ended December 31, 2004: $16,995

Tax Fees

          Tax Fees include preparation of Federal and State income tax returns for fiscal years ended December 31, 2003 and 2004. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

For the fiscal year ending December 31, 2003: $7,750
Expected billing for the fiscal year ending December 31, 2004: $8,350

All Other Fees

          All Other Fees include research, consultation and discussions related to various accounting and tax issues. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above under “Audit Fees”, “Audit Related Fees” and “Tax Fees” are as follows:

For the fiscal year ending December 31, 2003: $7,969
For the fiscal year ending December 31, 2004: $3,708

          The Company’s Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2004. 100% of “Audit-Related Fees”, 100% of “Tax Fees” and 100% of “All Other Fees” were approved by the Company’s Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company’s Audit Committee has considered whether the provision of services rendered by its accountants are compatible with maintaining the accountant’s independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

The Board of Directors recommends a vote FOR Proposal Number 3.

MANAGEMENT AND DIRECTORS

The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors.

Name	Age	Position

Francis K. Ruotolo	67	Chairman, Class 3 Director, term expires in 2006

Boyd Pearce	60	President, Chief Executive Officer, Class 1 Director, term expires in 2007

Homer G. Dunn	64	Class 2 Director, term expires in 2005

John R. Gaulding	59	Class 3 Director, term expires in 2006

Thomas Holt	59	Class 1 Director, term expires in 2007

Robert Henry Kite	50	Class 2 Director, term expires in 2005

Richard LaBarbera	56	Class 1 Director, term expires in 2007

Clifford Hersh	57	Managing Director and Chief Scientist

Kenneth Ruotolo.	44	Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

Jeffrey R. Spirn, Ph.D.	56	Vice President, Research and Development

Girish Mundada.	37	Vice President, Engineering

Clifford Hersh, Age 57
Managing Director and Chief Scientist

          Mr. Hersh joined the Company in March 1997.  Previously, he was a founder and Chief Executive Officer of Move Resources, Inc.  He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation.  Mr. Hersh received a bachelor degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

Kenneth Ruotolo, Age 44
Chief Financial Officer, Executive Vice President, Finance and Administration, and Secretary

          Mr. Ruotolo joined the Company in June 2001.  Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc. a content developer and syndicator.  Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency.  Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

Jeffrey R. Spirn, Ph.D., Age 56
Vice President, Research and Development

          Dr. Spirn joined the Company in March 2000, became Director of Engineering in February 2001, and was promoted to Vice President of Research and Development in September 2001.  Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues.  Prior to that, Dr. Spirn worked for Sun Microsystems and in the HP and DEC research labs.  Prior to entering private enterprise, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii.  During this period, he published one book and many technical articles on network and operating system design and performance modeling.  Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

Girish Mundada, Age 37
Vice President, Engineering

          Mr. Mundada joined the Company in September 2001.  Prior to joining ANTs, Mr. Mundada was a Senior Vice President and General Manager at NetSol International.  Mr. Mundada has also held positions at Informix Corporation, including those in development, management and senior management.  Mr. Mundada completed a bachelor degree in Computer Science from the University of Pune, India, and obtained an MBA from the University of California at Berkeley.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership by Beneficial Owners

          The following table sets forth, as of February 23, 2005, information regarding ownership of the Company’s common stock by any person or entity, known by the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock.  The percentages are calculated on the basis of the number of outstanding shares of common stock on February 23, 2005 which was 36,559,997 plus, for each person, any securities that person has the right to acquire within 60 days following February 23, 2005 pursuant to options or warrants.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Donald R. Hutton, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1	3,502,500	(1)	9.58
Alison B. Hicks, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1	3,502,500	(2)	9.58
Whistler Design, 94 Dowdeswell Street
Box N-75-71, Nassau	2,502,500		6.84
Perry Logan, PO Box 30370,
Las Vegas, NV 89173-370	3,285,000	(3)	8.99

(1)

Includes 600,000 shares of Common Stock owned by Mr. Hutton, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton, and 400,000 shares of Common Stock in the name of Ms. Alison B. Hicks, Mr. Hutton’s wife; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

(2)

Includes 400,000 shares of Common Stock owned by Ms. Hicks, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks’ husband, and 600,000 shares of Common Stock in the name of Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine C. Hutton and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

(3)	Includes 160,000 shares of Common Stock owned by Bell Seventh, 2,225,000 shares of Common Stock owned by Mr. Logan and warrants to purchase up to 900,000 shares of Common Stock held by Mr. Logan.

Security Ownership by Directors and Executive Officers

          The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of February 23, 2005, by each of the Company’s directors and executive officers.  The table also shows the beneficial ownership of the Company’s stock by all directors and executive officers as a group.  The table includes the number of shares subject to outstanding options and warrants to purchase shares of Common Stock.  The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on February 23, 2005 which was 36,559,997 plus, for each person, any securities that the person has the right to acquire within 60 days following February 23, 2005, pursuant to options or warrants.

Name and Address of Beneficial Owner (1)	Shares of Common Stock Beneficially Owned		Percent of Class

Directors and Nominees for Director
Francis K. Ruotolo	1,067,500	(2)	2.84
Boyd Pearce	760,000	(3)	2.04
Homer G. Dunn	125,000	(4)	*
John R. Gaulding	125,000	(5)	*
Thomas Holt	125,000	(6)	*
Robert Henry Kite	625,000	(7)	1.68
Richard LaBarbera	125,000	(8)	*
Executive Officers
Clifford Hersh	566,000	(9)	1.52
Kenneth Ruotolo	439,000	(10)	1.19
Jeffrey Spirn	290,000	(11)	*
Girish Mundada	450,000	(12)	1.22

11 directors and executive officers as a group	4,735,500		11.39

* less than 1%

(1)	Unless otherwise indicated, the address of each director and officer is c/o ANTs software inc., 801 Mahler Road, Suite G, Burlingame, CA 94010.

(2)

Includes 20,000 shares of Common Stock purchased through a private offering, approved by the Company’s board of directors and directed to certain accredited investors, a Warrant to purchase up to 25,000 shares of Common Stock, and Options to purchase up to 1,002,500 shares of Common Stock. Pursuant to his Warrant agreements, Mr. Ruotolo can acquire up to 45,000 shares of Common Stock in the next 60 days and pursuant to his Option agreements, Mr. Ruotolo can acquire up to 1,047,500 shares of Common Stock in the next 60 days.

(3)

Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company’s board of directors and directed to certain accredited investors, a Warrant to purchase 5,000 shares of Common Stock and Options to purchase up to 750,000 shares of Common Stock. Pursuant to his Option and Warrant agreements, Mr. Pearce can acquire 213,550 fully vested shares and 541,450 unvested shares of Common Stock in the next 60 days, however purchase of unvested shares would be subject to the Company’s right to repurchase.

(4)

Includes Options to purchase up to 125,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Dunn can acquire 125,000 shares of Common Stock in the next 60 days.  The address of Mr. Dunn is: c/o Evant Inc. 235 Montgomery Street, San Francisco, CA  94104.

(5)

Includes Options to purchase up to 125,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Gaulding can acquire 125,000 shares of Common Stock in the next 60 days. The address of Mr. Gaulding is: 115 Margarita Dr., San Rafael, CA 94901.

(6)

Includes Options to purchase up to 125,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Holt can acquire 125,000 shares of Common Stock in the next 60 days. The address of Mr. Holt is: c/o Lucent Technologies, 600 Mountain Ave, Murray Hill, NJ  07059.

(7)

Includes 250,000 shares of Common Stock purchased through a private offering, approved by the Company’s board of directors and directed to certain accredited investors, Warrants to purchase 250,000 shares of Common Stock, and an Option to purchase up to 125,000 shares of Common Stock. Pursuant to his Warrant agreements, Mr. Kite can acquire 250,000 shares of Common Stock. Pursuant to his Option agreement, Mr. Kite can acquire 125,000 unvested shares of Common Stock in the next 60 days, however purchase of unvested shares would be subject to the Company’s right to repurchase. On February 28, 2005, Mr. Kite exercised warrants to purchase 125,000 shares of Common Stock. The address of Mr. Kite is, 6910 East Fifth Avenue Scottsdale, Arizona 85251.

(8)

Includes an Option to purchase up to 125,000 shares of Common Stock. Pursuant to his Option agreement, Mr. LaBarbera can acquire 125,000 unvested shares of Common Stock in the next 60 days, however purchase of unvested shares would be subject to the Company’s right to repurchase.

(9)

Includes 262,000 shares of Common Stock owned as a result of a warrant exercise during 2003 and includes Options to purchase up to 304,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Hersh can acquire up to 304,000 shares of Common Stock in the next 60 days.

(10)

Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company’s board of directors and directed to certain accredited investors, a Warrant to purchase up to 5,000 shares of Common Stock, and Options to purchase up to 434,000 shares of Common Stock. Pursuant to his Warrant agreement, Mr. Ruotolo can acquire 5,000 shares of Common Stock and pursuant to his Option agreements, Mr. Ruotolo can acquire 339,304 fully vested shares and 94,696 unvested shares of Common Stock in the next 60 days, however purchase of unvested shares would be subject to the Company’s right to repurchase.

(11)

Includes 40,000 shares of Common Stock purchased through a private offering, approved by the Company’s board of directors and directed to certain accredited investors, a Warrant to purchase 40,000 shares of Common Stock, a Warrant to purchase 50,000 shares of Common Stock and Options to purchase up to 160,000 shares of Common Stock. Pursuant to his Warrant agreements, Mr. Spirn can acquire up to 90,000 shares of Common Stock in the next 60 days and pursuant to his Option agreements, Mr. Spirn can acquire up to 160,000 shares of Common Stock in the next 60 days. On February 25, 2005, Mr. Spirn exercised a warrant to purchase 40,000 shares of Common Stock.

(12)

Includes Options to purchase up to 450,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Mundada can acquire 361,414 fully vested shares and 88,586 unvested shares of Common Stock in the next 60 days, however purchase of unvested shares would be subject to the Company’s right to repurchase.

Section 16(a) Beneficial Ownership Reporting Compliance

          To the best of the Company’s knowledge, all the Company’s officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

          This Table sets forth the annual compensation for the three most recent fiscal years of the named executive officers who were serving during the most recently completed fiscal year and at the end of the most recently completed fiscal year.

Name and principal position	Annual compensation				Long term compensation

	Year	Salary	Bonus	Other Annual Compensation (1)	Award		Payouts

					Restricted stock award(s)	Securities underlying options/SARs	LTIP Payouts	All other Compensation

Francis K. Ruotolo (3)	2004	$181,250		$106,667
Chairman of the board	2003	$183,333
	2002	$194,950				20,000
Boyd Pearce (2)	2004	$25,001				750,000
Chief Executive Officer	2003
and Director	2002
Clifford Hersh	2004	$170,958		$60,500		20,000
Managing Director	2003	$110,000				—
and Chief Scientist	2002	$128,683				20,000
Kenneth Ruotolo	2004	$155,416		$46,667		130,000
Secretary, Chief	2003	$108,333				—
Financial Officer and	2002	$118,389				80,680
Executive Vice
President of Finance and Administration
Jeffrey Spirn	2004	135,990		$48,125		20,000
Vice President, Research	2003	$87,500				—
and Development	2002	$104,883				70,000
Girish Mundada	2004	$160,313	$25,000			130,000
Vice President,	2003	$124,323	$25,675			150,000
Engineering	2002	$135,379	$10,000			87,500

(1)	Represents salary that was deferred during 2003 and which the Company paid back during 2004.
(2)	Mr. Pearce joined the Company as President and Chief Operating Officer in October 2004 and was named Chief Executive Officer and appointed to the board of directors in February 2005.
(3)	Mr. Ruotolo has been Chairman of the Board since January 2001 and also held the position of Chief Executive Officer from January 2001 through January 2005.

Option/SAR grants in the Last Fiscal Year

          The following table sets forth certain information concerning grants of options and warrants to purchase shares of common stock of the Company made during the last completed fiscal year to the executive officers named in the Summary Compensation Table.

Name	Number of securities underlying options/ SARs granted	Percent of total options/ SARs granted to employees in fiscal year (1)	Per share exercise price (2)	Expiration date

Francis K. Ruotolo	20,000	1.03	$0.81	1/29/14
Boyd Pearce	750,000	38.76	$1.45	10/18/14
Clifford Hersh	20,000	1.03	$0.81	1/29/14
Kenneth Ruotolo	20,000	1.03	$0.81	1/29/14
Kenneth Ruotolo	110,000	5.68	$1.22	12/8/14
Jeffrey Spirn	20,000	1.03	$0.81	1/29/14
Girish Mundada	20,000	1.03	$0.81	1/29/14
Girish Mundada	110,000	5.68	$1.60	9/2614

(1)	During the fiscal year ended December 31, 2004, the Company granted to its employees options covering 1,935,000 shares of Common Stock.
(2)	The exercise price is equal to the closing sale price of the common stock of the Company traded on the Over the Counter Bulletin Board on the grant date.

Securities Authorized For Issuance Under Equity Compensation Plans As Of December 31, 2004

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance

Equity compensation plans Approved by security holders	4,969,448	$1.93	35,883
Equity compensation plans not Approved by security holders	139,606	$5.79

Total	5,109,054		35,883

Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

          The following table sets forth information concerning the exercise of options and warrants during 2004 and the number and value of shares of common stock underlying unexercised options and warrants held by the named executive officers as of December 31, 2004.  The table sets forth the aggregate dollar value realized upon the exercise of stock options and warrants during the last fiscal year, which is calculated by multiplying (i) the number of shares exercised by (ii) the fair market value of the Company’s common stock on the date of exercise, as determined by the closing price of its common stock as traded on the Over-The-Counter Bulletin Board, less the exercise price paid for the shares.  The value of unexercised in-the-money options and warrants is calculated by multiplying the number of shares underlying each exercisable option and warrant by the positive spread between its exercise price and $2.00 (which was the fair market value of the Company’s common stock as of December 30, 2004).

Aggregated Option/Warrant Exercises in 2004 and Fiscal Year-End Option/Warrant Values

Name	Shares Acquired On Exercise (#)	Value Realized($)	Number of Securities Underlying Unexercised Options & Warrants at Year-End(#)		Value of Unexercised In-the-Money Options & Warrants at Year-End($)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Francis K. Ruotolo	—	—	1,047,500	—	$53,400	—
Boyd Pearce	—	—	755,000		412,500	—
Kenneth Ruotolo	—	—	434,000	—	145,268	—
Clifford Hersh .	—		304,000	—	53,400	—
Jeff Spirn	—	—	250,000	—	58,400	—
Girish Mundada	—	—	450,000	—	240,650	—

Separation Agreements

          On January 8, 2001, the Company entered into a Separation Agreement with Mr. Francis K. Ruotolo pursuant to which, among other things, it agreed to pay Mr. Ruotolo his salary for a period of six months following the termination of his employment in the event Mr. Ruotolo terminates his employment for Good Cause or in the event the Company terminates Mr. Ruotolo’s employment without Cause. The Company and Mr. Ruotolo mutually agreed to terminate this Separation Agreement, effective as of January 31, 2005.

          On January 14, 2004, the Company entered into a Separation and Settlement Agreement and Full Release of All Claims with Mr. Gary Ebersole in connection with Mr. Ebersole’s resignation as President, Chief Operating Officer, officer and a director and agent of the Company.  Each party agreed to release the other of all claims and the Company agreed to (i) waive its rights under Section 14 (non-compete provision) of the Employment Agreement entered into between the parties on or about March 24, 2003 and (ii) pay Mr. Ebersole Forty-Nine Thousand, Seven Hundred and Fifty dollars ($49,750).  Such amount was equal to Mr. Ebersole’s then accumulated deferred salary, which had been accruing since June 1, 2003.

AUDIT COMMITTEE REPORT

Background

          The Audit committee of the Board of Director’s of ANTs fulfills a fiduciary role for the Board of Directors, as they represent the Shareholders, by providing a direct supervisory link to the independent auditors.  The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions separate from the Board of Directors.  In its role, the Audit Committee undertakes the following advisory or consultative tasks:

•	select the independent audit firm to be employed or nominate the independent auditor for shareholder approval
•	consult with the independent auditor on their plan of audit for the company
•	review, with the independent auditor, their report of audit and their letter
•	consult, with the independent auditor, on the adequacy of internal controls

          The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and to report the results of their activities to the Board.  The reporting process is the responsibility of Company Management: they prepare the Company’s financial statements, while the independent auditors are responsible for auditing those financial statements.

          The committee membership must meet the requirements of the audit committee policy of the NASDAQ Exchange.  Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment as a committee member.  Accordingly, officers or employees of the company do not serve on the committee.

          The audit committee is composed of two non-management members of the Board who are selected by the Board, based upon their prior experience in audit committee matters, their availability as required for review of these matters, and their individual independence and objectivity.  At least one member must have had employment as a senior officer with financial oversight responsibilities.

Specific Required Items for the Present Report of the ANTs Audit Committee

          In support of the Proxy Statement, the audit committee provides this present report for the company’s proxy statement.  The following disclosure, as required, appears over the printed names of each member of the audit committee.  The members of the Audit Committee present at the 2005 meeting have signed the current disclosure.

          Responses to the following requirements follow each requirement as a bullet:

The audit committee must state whether:

          (1) the committee has reviewed and discussed the fiscal year 2004 audited financial statements with management;

•	Yes, at the audit committee meeting of March 7, 2005.

          (2) the committee has discussed with the independent auditors the matters required by SAS 61;

•	Yes at the audit committee meeting of March 7, 2005.

          (3) the committee has received from the independent accountants the letter required by the Independence standard No.1 and has discussed with the independent accountants the independent accountants’ independence;

•	Yes, the letter is filed at the ANTs Corporate office.

          (4) the committee recommends to the Board, based on the three items above, that the audited financials be included in this Form 10-KSB for filing with the Commission;

•	Yes

          (5) an Audit Committee Charter governs the Company’s audit committee

•	Yes

          (6) the Company has an audit committee and whether the members of their audit committee are “independent” as defined in the NASD’s, AMEX’s or NYSE’s listing standards, and which definition was used;

•

Yes, the Company has an Audit Committee that meets the strictest of the standards referred to above:  all members of the Audit Committee are uncompensated members of the Board who are neither members of the management nor officers of the Company and are, in the view of the company’s Board of directors, free of any relationship that would interfere with the exercise of independent judgment by the members of Audit Committee.

Meetings

          The Audit Committee held two meetings during the fiscal year ended December 31, 2004, on March 5, 2004 and on September 15, 2004.

          The Committee met with the Company’s outside accountants at all meetings, and reviewed their findings, suggestions and plans for continuing audits.  The Committee discussed strengthening controls as the Company grows into operations and out of research and development, the company’s plans for compliance with certain provisions of the Sarbanes-Oxley Act of 2002 and issues related to revenue recognition. The Audit Committee believes that the Committee has an excellent and forthright working relationship with the Company’s Audit Firm, Burr, Pilger & Mayer, LLP.  The Audit Committee selected Burr, Pilger & Mayer, LLP to serve as the Company’s independent accountants for the current fiscal year.

Thomas Holt
John R. Gaulding

SHAREHOLDER PROPOSALS

          Shareholder proposals intended to be presented at the annual meeting following the close of the 2005 fiscal year (whether or not intended for inclusion in the Company’s proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2005.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

By Order of the Board of Directors

/s/ KENNETH RUOTOLO

Kenneth Ruotolo, Secretary

March 14, 2005

ALL SHARHEOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.

ANNEX A

ANTS SOFTWARE INC.
 2000 STOCK OPTION PLAN

(Including proposed amendment increasing
number of authorized shares of common stock)

          1.             Purpose of the Plan.  The purpose of this Stock Option Plan is to offer certain Employees and Consultants of the Company and its Affiliates the opportunity to acquire a proprietary interest in the Company by the grant of options to purchase shares of Common Stock of the Company.  Through the Plan, the Company seeks to attract, motivate, and retain those highly competent persons upon whose efforts the success of the Company depends.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.  Options granted under the Plan may be immediately exercisable, or may be exercisable in installments, as determined by the Administrator at the time of grant.

          2.             Definitions.  As used herein, the following definitions shall apply.

                        “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                        “Affiliate” means any parent or subsidiary (as defined in Section 424(e) and (f) of the Code) of the Company.

                        “Board” means the Board of Directors of the Company.

                        “Code” means the Internal Revenue Code of 1986, as amended.

                        “Committee” means a committee appointed by the Board in accordance with Section 4 of the Plan.

                        “Common Stock” means the common stock of the Company.

                        “Company” means ANTs software inc.

                        “Consultant” means any person other than an Employee who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services, including a non-Employee director.

                        “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated.  For purposes of Incentive Stock Options, the term “Continuous Status as an Employee or Consultant” means that the employment relationship with the Company or any Affiliate is not interrupted or terminated.  Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company and its Affiliates or between the Company and any Affiliate, or between Affiliates or (iii) transfer between Employee and Consultant Status.  If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed by statute or contract, on the 181st day after such leave commences any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. In the event of an Optionee’s change in status from Consultant to Employee or Employee to Consultant, an Optionee’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.  However, in such event, an Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such change of status.

                        “Corporate Transaction” means (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company’s incorporation, (ii) the sale, transfer, or other disposition of all or substantially all of the assets of the Company, or (iii) any reverse merger in which the Company remains the surviving entity following its acquisition by another enterprise.

                        “Disability” means total and permanent mental or physical disability as defined in Section 22(e)(3) of the Code.

                        “Employee” means any person, including officers and directors, employed by the Company or any Affiliate.  The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                        “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

                                           (i)          If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid price, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                           (ii)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                                           (iii)        In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                        “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                        “Option” means a stock option granted pursuant to the Plan.

                        “Optioned Shares” means the shares of Common Stock subject to an Option.

                        “Optionee” means an Employee or Consultant who receives an Option.

                        “Plan” means the ANTs software inc. 2000 Stock Option Plan.

                        “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3.

                        “Service Provider” means an Employee or Consultant.

                        “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 below.

          3.             Stock Subject to the Plan.  The maximum aggregate number of Shares which may be optioned and sold under the Plan is 10,450,000, subject to adjustment in accordance with Section 11 below.   If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program authorized by the Administrator, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); unvested Shares  repurchased by the Company at their original purchase price shall become available for future grant under the Plan.

          4.             Administration of the Plan.

                           (a)          Initial Plan Procedure.  Prior to the date, if any, upon which the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

                            (b)          Plan Procedure after the Date, if any, upon which the Company becomes Subject to the Exchange Act.

                                           (i)          Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Service Providers.

                                           (ii)         Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

                                           (iii)        Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                                           (iv)         Other Administration.  Other than as provided for above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy applicable laws.

                            (c)          Powers of the Administrator.  Subject to the provisions of the Plan and in the case of specific duties delegated by the Board to such Committee, and subject to the approval of relevant authorities, including the approval, if required, of any stock exchange or national market system upon which the Common Stock is then listed, the Administrator shall have the authority, in its discretion:

                                           (i)          to determine the Fair Market Value of the Common Stock:

                                           (ii)         to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                                           (iii)        to determine whether and to what extent Options are granted hereunder;

                                           (iv)         to determine the number of Shares to be covered by each such Option granted hereunder;

                                           (v)          to approve the terms of Agreements used under the Plan;

                                           (vi)         to determine the terms and conditions not inconsistent with the terms of the Plan, of any Option granted hereunder.  Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised, the vesting schedule, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                           (vii)        to determine whether and under what circumstances an Option may be settled in cash or Shares under Section 9(e) below;

                                           (viii)       to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stack covered by such Option has declined since the date the Option was granted; and

                                           (ix)         to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

                            (d)          Effect of Administrator’s Decision.  All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

          5.               Eligibility.

                             (a)          Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees and Consultants.  An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

                            (b)          Each Option shall be designated in the written Option Agreement either as an Incentive Stock Option or as a Nonstatutory Stock Option.

                            (c)          The Plan shall not confer upon any Optionee any right with respect to the continuation of the Optionee’s employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee’s right or the Company’s right to terminate the Optionee’s employment or consulting relationship at any time, with or without cause.

          6.               Term of the Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 below.

          7.               Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall not exceed five years from the date of grant thereof.

          8.               Option Exercise Price and Consideration.

                            (a)          The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but in the case of:

                                           (i)          an Option granted to an Employee who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                           (ii)         an Incentive Stock Option granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                           (iii)        a Nonstatutory Stock Option granted to any Consultant or Employee, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                            (b)          The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (A) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.  In making its determination as to type the of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          9.               Exercise of Option.

                            (a)          Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable and shall vest at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and shall be permissible under the terms of the Plan, but in no case shall an Option or the Shares purchased thereunder vest at a rate of less than 20% per year.  An Option may not be exercised for a fraction of a Share.

                            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) above.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 below.

                            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                            (b)          Termination of Employment or Consulting Relationship.  Except as provided in Section 9(e) below, upon termination of an Optionee’s Continuous Status as an Employee or Consultant, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option, but only within three (3) months following the Optionee’s termination, and only to the extent that the Option was vested at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). To the extent that Optionee is not vested in the Option at the date of termination, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                             (c)          Disability of Optionee.  In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), exercise the Option to the extent the Option was vested on the date of such termination.  To the extent the Optionee is not entitled to exercise the Option on the date of termination, or if the Optionee does not exercise the Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

                            (d)           Death of Optionee.  In the event of the death of an Optionee while an Employee or Consultant, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of his or her Option as set forth in the Notice of Grant), by the Optionee’s estate or by a person who has acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option was vested at the date of death. To the extent that Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                             (e)          Termination for Misconduct.  In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or should the Optionee make or attempt to make any unauthorized use or disclosure of material confidential information or trade secrets of the Company or any Affiliate, then in any such event  his or her option shall terminate and cease to be exercisable immediately upon such termination of such Service Provider Status or such unauthorized disclosure or use of confidential or secret information or attempt thereat.

                            (f)          Buyout Provision.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          10.             Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          11.              Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, or Corporate Transactions.

                             (a)          Changes in Capitalization. The number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”.  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

                            (b)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed dissolution or liquidation.   In such event, the Administrator, in its discretion, may provide for an Optionee to fully vest in his or her Option and may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to any or all such Shares.  To the extent it has not been previously exercised, an Option will terminate immediately or the consummation of such proposed dissolution or liquidation.

                            (c)          Corporate Transaction.  In the event of a Corporate Transaction, each outstanding Option shall confer the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to such Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received or receivable by holders of Common Stock in connection with such Corporate Transaction.  In the event that the successor corporation refuses to confer such right, the Optionee shall fully vest in the Option.  If an Option becomes fully vested pursuant to the preceding sentence, the Administrator shall notify the Optionee that the Option shall be fully vested for a period of time not less than fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

                            (d)          Deferred Distributions.  To the extent permitted by the Administrator, an Optionee may elect to defer distributions with respect to an Option that is terminating due to a Corporate Transaction.  To do so, the Optionee must file a deferral election with the Administrator directing that his or her Shares (or cash or other property in lieu of Shares if the shares are unavailable due to such corporate Transaction) be distributed to the Optionee in installments over a period of time not to exceed ten (10) years, commencing within two (2) years following the closing of such Corporate Transaction.  In the event of such election, then the successor to the Company shall make distributions in accordance with the Optionee’s election.  In the event that such election is made less than 1 year before the closing of such Corporate Transaction, a late election penalty may be imposed.

                            (e)          Parachute Payment Limitation.  Except as may be otherwise provided in a Stock Option Agreement, the grant of a stock option shall be subject to certain so-called parachute payment limitations.  Any tax determinations required under this section shall be made in writing by the Company’s independent accountants, whose determination shall be conclusive and binding for all purposes on the Company and on any and all affected optionees.  If an optionee’s stock option grant is impacted, the Company shall provide such optionee with a detailed accounting of the underlying assumptions and calculations.

          12.             Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as determined by the Administrator.  Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

          13.             Amendment and Termination of the Plan.

                            (a)          Amendment and Termination.  The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would materially impair the rights of any Optionee under any grant theretofore made without his or her consent.  In addition, to the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any stock exchange or national market system upon which the Common Stock is then listed), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                            (b)          Effect of Amendment and Termination.  Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

          14.             Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and requirements of any stock exchange or national market system upon which the Common Stock is listed or traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                            As a condition to the exercise of an Option, the Company may require the person exercising such Option so represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

          15.             Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall have been obtained.

          16.             Agreements.  Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

          17.             Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange or national market system upon which the Common Stock is then listed or traded.

          18.             Information to Optionees and Purchasers.  The Company shall provide each Optionee, not less frequently than annually, copies of the Company’s annual financial statements.  The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares.

VOTE BY INTERNET - www.proxyvote.com
ANTs software inc. 801 MAHLER ROAD SUITE G BURLINGAME, CA 94010

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time April 3, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time April 3, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ANTs software inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ANTSF1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANTs software inc.

Vote on Proposals

The Board recommends a vote FOR Items 1, 2 and 3.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the nominee’s number on the line below.

1.	Election of two Class 2 directors.

	Nominee: 01) Homer G. Dunn	O	O	O
Nominee: 02) Robert H. Kite

		For	Against	Abstain

2.	Proposal to approve an amendment to the Company’s 2000 Stock Option Plan to increase the shares reserved under the plan by an additional 5,000,000 shares of Common Stock, from 5,450,000 to 10,450,000.	O	O	O

3.	Proposal to ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2005.	O	O	O

     Please mark and sign exactly as your name appears on the Share Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

For address changes and/or comments, please check this box and write them on the back where indicated			O

Please indicate if you plan to attend this meeting	O	O

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANTs software inc.

PROXY	PROXY

This proxy is solicited on behalf of the Board of Directors of ANTs software inc.

          The undersigned Shareholder of ANTs software inc., a Delaware corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 14, 2005, and appoints Kenneth Ruotolo and Clifford Hersh, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Marriot Hotel, 1800 Old Bayshore Rd. Burlingame, California, on April 5, 2005, at 2:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

          This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the nominees to the Board of Directors in the manner described in the Proxy Statement, and FOR proposals 2 and 3. If this proxy is executed in any manner so as not to withhold authority to vote for the election of the nominees to the Board of Directors, it shall be deemed to grant such authority.

          If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

Address Changes/Comments: ______________________________
________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)